UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2016

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 14, 2016, Almost Family, Inc. (Almost Family or the Company), signed a definitive agreement to acquire an 80% controlling interest in Community Health United Home Care, LLC, a wholly-owned subsidiary of CHS/Community Health Systems, Inc. (CHS or the Seller), which owns and operates the home health and hospice operations of CHS (referred to herein as CHS Home Health, pertaining solely to the home health and hospice business of CHS).  CHS Home Health, a provider of skilled home health and hospice services, currently operates 74 home health and 15 hospice branch locations in 22 states.  The acquisition of a controlling interest in CHS Home Health is referred to as the “Transaction,” and is expected to be completed during the fourth quarter of 2016, subject to regulatory approvals and the satisfaction of customary closing conditions.

The Company is providing the unaudited pro forma information, CHS Home Health’s 2015 annual audited financial statements and CHS Home Health’s unaudited interim financial statements for the nine months ended September 30, 2016 in an effort to help stockholders, investors and potential investors better understand the Transaction. For additional information regarding the Transaction, see (i) Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 2016, and (ii) the related Equity Purchase Agreement dated as of October 14, 2016, by and among (w) National Health Industries, Inc., (x) the Company, (y) CHS/Community Health Systems, Inc., and (z) CHS Home Health, filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP dated November 23, 2016.

99.1	Audited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the year ended December 31, 2015.

99.2	Unaudited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the nine months ended September 30, 2016 and 2015.

99.3	Unaudited pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: November 23, 2016	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP dated November 23, 2016.

99.1	Audited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the year ended December 31, 2015.

99.2	Unaudited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the nine months ended September 30, 2016 and 2015.

99.3	Unaudited pro forma financial information.